Exhibit 10.1

HOSPITALITY PROPERTIES TRUST

RESTRICTED SHARE AGREEMENT

This Restricted Share Agreement (this “Agreement”) is made as of «DATE», «YEAR», between «NAME» (the “Recipient”) and Hospitality Properties Trust (the “Company”).

In consideration of the mutual promises and covenants contained in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Grant of Shares.  Subject to the terms and conditions hereinafter set forth and the terms and conditions of the Hospitality Properties Trust 2012 Equity Compensation Plan, as it may be amended from time to time (the “Plan”), the Company hereby grants to the Recipient, effective as of the date of this Agreement, «HPT» of its common shares of beneficial interest, par value $.01 per share.  The shares so granted are hereinafter referred to as the “Shares,” which term shall also include any shares of the Company issued to the Recipient by virtue of his or her ownership of the Shares, by share dividend, share split, recapitalization or otherwise.

2.                                      Vesting; Repurchase of Shares.

(a)                                 The Shares shall vest one-fifth as of the date hereof and a further one-fifth on «DATE» of each of the next four calendar years commencing on «DATE», «YEAR».  Any Shares not vested as of any date are herein referred to as “Unvested Shares.”

(b)                                 At the option of the Company, in the event the Recipient ceases to render significant services, whether as an employee or otherwise, to (i) the Company, (ii) the entity which is the manager or shared services provider to the Company or an entity controlled by, under common control with or controlling such entity (collectively, the “Manager”), or (iii) an affiliate of the Company (which shall be deemed for such purpose to include any other entity to which the Manager is the manager or shared services provider), all or any portion of the Unvested Shares shall be forfeited by the Recipient as of the date the Recipient ceases to render such services.  The Company may exercise such option by delivering or mailing to the Recipient (or his or her estate), at any time after the Recipient has ceased to render such services, a written notice of exercise of such option.  Such notice shall specify the number of Unvested Shares to be forfeited.

3.                                      Legends.  Share certificates, if any, evidencing the Shares shall prominently bear legends in substantially the following terms:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR AN OPINION OF

THE TRUST’S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO AN EQUITY COMPENSATION PLAN MAINTAINED BY THE TRUST.  THESE SHARES MAY BE SUBJECT TO TRANSFER AND/OR VESTING RESTRICTIONS, AND UNVESTED SHARES ARE SUBJECT TO REPURCHASE RIGHTS AND FORFEITURE CONDITIONS CONTAINED IN THE PLAN, THE RELATED GRANT OF SHARES OR AN AGREEMENT BETWEEN THE TRUST AND THE INITIAL HOLDER OF THESE SHARES.  A COPY OF APPLICABLE RESTRICTIONS, REPURCHASE RIGHTS AND FORFEITURE CONDITIONS WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE TRUST.”

In the event that the Shares are not evidenced by share certificates, the share books and records of the Company shall contain a notation in substantially the following terms:

“THE SHARES COVERED BY THIS STATEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR AN OPINION OF THE TRUST’S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

THE SHARES COVERED BY THIS STATEMENT WERE ISSUED PURSUANT TO AN EQUITY COMPENSATION PLAN MAINTAINED BY THE TRUST.  THESE SHARES MAY BE SUBJECT TO TRANSFER AND/OR VESTING RESTRICTIONS, AND UNVESTED SHARES ARE SUBJECT TO REPURCHASE RIGHTS AND FORFEITURE CONDITIONS CONTAINED IN THE PLAN, THE RELATED GRANT OF SHARES OR AN AGREEMENT BETWEEN THE TRUST AND THE INITIAL HOLDER OF THESE SHARES.  A COPY OF APPLICABLE RESTRICTIONS, REPURCHASE RIGHTS AND FORFEITURE CONDITIONS WILL BE FURNISHED TO THE HOLDER OF THE SHARES COVERED BY THIS STATEMENT WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE TRUST.”

Certificates evidencing Shares and Shares not evidenced by certificates shall also bear or contain, as applicable, legends and notations as may be required by the Plan or the Company’s declaration of trust, any applicable supplement thereto or bylaws, each as in effect from time to time, or as the Company may otherwise determine appropriate.

4.                                      Tax Withholding.  To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes incurred by the Recipient by reason of a grant of Shares, and the Recipient agrees that he or she shall upon request of the Company pay to the

Company an amount sufficient to satisfy its tax withholding obligations from time to time (including as Shares become vested) as the Company may request.

5.                                      Miscellaneous.

(a)                                 Amendments.  Neither this Agreement nor any provision hereof may be changed or modified except by an agreement in writing executed by the Recipient and the Company; provided, however, that any change or modification that does not adversely affect the rights hereunder of the Recipient, as they may exist immediately prior to the effective date of such change or modification, may be adopted by the Company without an agreement in writing executed by the Recipient, and the Company shall give the Recipient written notice of such change or modification reasonably promptly following the adoption of such change or modification.

(b)                                 Binding Effect of the Agreement.  This Agreement shall inure to the benefit of, and be binding upon, the Company, the Recipient and their respective estates, heirs, executors, transferees, successors, assigns and legal representatives.

(c)                                  Provisions Separable.  In the event that any of the terms of this Agreement shall be or become or is declared to be illegal or unenforceable by any court or other authority of competent jurisdiction, such terms shall be null and void and shall be deemed deleted from this Agreement, and all the remaining terms of this Agreement shall remain in full force and effect.

(d)                                 Notices.  Any notice in connection with this Agreement shall be deemed to have been properly delivered if it is in writing and is delivered by hand or by facsimile or sent by registered certified mail, postage prepaid, to the party addressed as follows, unless another address has been substituted by notice so given:

To the Recipient:                           To the Recipient’s address as set forth on the signature page hereof.

To the Company:                       Hospitality Properties Trust

Two Newton Place

255 Washington Street

Newton, MA 02458

Attn: Secretary

(e)                                  Construction.  The headings and subheadings of this Agreement have been inserted for convenience only, and shall not affect the construction of the provisions hereof.  All references to sections of this Agreement shall be deemed to refer as well to all subsections which form a part of such section.

(f)                                   Employment Agreement.  This Agreement shall not be construed as an agreement by the Company, the Manager or any affiliate of the Company or the Manager to employ the Recipient, nor is the Company, the Manager or any affiliate of the Company or the Manager obligated to continue employing the Recipient by reason of this Agreement or the grant of Shares to the Recipient hereunder.

(g)                                  Applicable Law.  This Agreement shall be construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused this Agreement to be executed under seal, as of the date first above written.

HOSPITALITY PROPERTIES TRUST

By:
Title:

RECIPIENT:

«NAME»
«ADDRESS»
«CITY», «ST» «ZIP»